INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Prospectus

December 2, 2015

Portfolio	Ticker Symbol
Asia Opportunity
Class I	MSAQX
Class A	MSAUX
Class C	MSAWX
Class IS	MSAYX

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Asia Opportunity Portfolio

Objective

The Asia Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of this Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of this Prospectus entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and on page 16 of this Prospectus in the section entitled "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[3]	0.90%	1.10%	1.14%	12.27%
Total Annual Portfolio Operating Expenses*	1.70%	2.15%	2.94%	13.07%
Fee Waiver and/or Expense Reimbursement*	0.63%	0.70%	0.74%	12.02%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.07%	1.45%	2.20%	1.05%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and the Portfolio's operating expenses remain the same (except that the example incorporates the fee waiver and expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years
Class I	$109	$474
Class A	$665	$1,099
Class C	$323	$840
Class IS	$107	$2,609

If You HELD Your Shares:

	1 Year	3 Years
Class I	$109	$474
Class A	$665	$1,099
Class C	$223	$840
Class IS	$107	$2,609

1  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell  your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Portfolio Shares" for further information about the CDSC waiver categories.

Asia Opportunity Portfolio (Cont'd)

2  The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information" for a  complete discussion of the CDSC.

3  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I, 1.45% for Class A, 2.20% for Class C and 1.05% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. Because the Portfolio had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in equity securities of issuers located in Asia (excluding Japan), with capitalizations within the range of companies included in the MSCI All Country Asia ex Japan Index.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in Asia, excluding Japan. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs"), limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

For purposes of maintaining exposure of at least 80% of the Portfolio's assets to equity securities of issuers located in Asia, the Portfolio may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to issuers located in Asia.

The Portfolio invests primarily in securities of companies located in China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but additional opportunities are also sought, whenever regulations permit, in any of the developed, emerging, and frontier countries and markets in the Asian region.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective, and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Asia Market. The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar and devaluation, all of which could decrease the value of the Portfolio. In addition, because the Portfolio concentrates in a single region of the world, the Portfolio's performance may be more volatile than that of a fund that invests globally. Consequently, if Asian securities fall out of favor, it may cause the Portfolio to underperform funds that do not concentrate in a single region of the world.

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Asia Opportunity Portfolio (Cont'd)

market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. As a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses while continuing to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders will, in effect, be absorbing duplicate levels of fees.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon

Asia Opportunity Portfolio (Cont'd)

the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that provide some indication of the risks of an investment in the Portfolio, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio will be available online at www.morganstanley.com/im.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Manager. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Kristian Heugh	Managing Director	Since inception

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Portfolio. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of this Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). In addition, you can sell Portfolio shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of this Prospectus entitled "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolio

Asia Opportunity Portfolio

Objective

The Asia Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in equity securities of issuers located in Asia (excluding Japan), with capitalizations within the range of companies included in the MSCI All Country Asia ex Japan Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks companies with the potential for strong free cash flow generation and that the Adviser believes are undervalued at the time of purchase. The Adviser typically favors companies it believes have consistent or rising earnings growth records and compelling business strategies.

Fundamental research drives the investment process. The Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal market conditions, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in Asia, excluding Japan. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

The Adviser considers an issuer to be located in Asia if (i) its principal securities trading market is in Asia, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in Asia or (iii) it is organized under the laws of, or has a principal office in, a country located in Asia. By applying this test, it is possible that a particular issuer could be deemed to be from more than one country.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

For purposes of maintaining exposure of at least 80% of the Portfolio's assets to equity securities of issuers located in Asia, the Portfolio may also invest in ADRs, GDRs and other types of depositary receipts with respect to issuers located in Asia.

The Portfolio invests primarily in securities of companies located in China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but additional opportunities are also sought, whenever regulations permit, in any of the developed, emerging, and frontier countries and markets in the Asian region.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The small size of securities markets and the low trading volume in many countries in Asia may lead to a lack of liquidity. Also, some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Portfolio.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the

Asia Opportunity Portfolio (Cont'd)

United States. Because the Portfolio concentrates in a single region of the world, the Portfolio's performance may be more volatile than that of a fund that invests globally. If Asian securities fall out of favor, it may cause the Portfolio to underperform funds that do not concentrate in a single region of the world.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located in Asia (excluding Japan). In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolio

Asia Opportunity Portfolio (Cont'd)

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The Portfolio may invest in shares of various ETFs. ETFs seek to track the performance of various portions or segments of the equity and fixed income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

The Portfolio may invest in the equity securities of any size company. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter ("OTC") or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those changes that affect equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Investing

To the extent that the Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolio's securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for the Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolio's Investment Strategies and Related Risks

commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets back into the U.S., or otherwise adversely affect the Portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Emerging Market Securities

The Portfolio may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Frontier Market Securities

The Portfolio may invest in the securities of issuers operating in frontier emerging markets. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or nonrenewal of any license enabling the Portfolio to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Portfolio must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Portfolio invests a significant percentage of its assets in a single frontier emerging market country, the Portfolio will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. A government of a frontier emerging market country may limit or cause delay in the convertibility or repatriation of its currency and therefore could adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. From time to time, certain of the companies in which the Portfolio expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Portfolio will be indirectly subject to those risks. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value.

Foreign Currency

The Portfolio's investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in REITs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Portfolio invests in REITs and foreign real estate companies.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolio's Investment Strategies and Related Risks

regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Investments in foreign currency options may substantially change the Portfolio's exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Adviser expects. There is a risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Portfolio and poorer overall performance for the Portfolio than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Portfolio's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Portfolio's holdings, further increases the Portfolio's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Portfolio or that they will be, or can be, used at appropriate times.

Swaps. The Portfolio may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Contracts for Difference. A contract for difference ("CFD") is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Investment Discretion

In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

Temporary Defensive Investments

When the Adviser believes that changes in market, economic, political or other conditions warrant, the Portfolio may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: "MS") is the direct parent of the Adviser and the indirect parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2015, the Adviser, together with its affiliated asset management companies, had approximately $403.6 billion in assets under management or supervision.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement will be available in the Portfolio's Annual Report to Shareholders for the period ended December 31, 2015.

Advisory Fees

The Adviser receives a fee for advisory services equal to 0.80% of the portion of the Portfolio's daily net assets not exceeding $750 million; 0.75% of the portion of the Portfolio's daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of the Portfolio's daily net assets exceeding $1.5 billion.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.10% for Class I, 1.45% for

Class A, 2.20% for Class C and 1.05% for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Portfolio, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Portfolio will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Management

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and is primarily responsible for the day-to-day management of the Portfolio. Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001.

Additional Information

The Portfolio's SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Shareholder Information

Share Class Arrangements

The Fund currently offers investors Class I, Class A, Class C and Class IS shares of the Portfolio. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder's fee payments are charged or paid on Class IS shares. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Portfolio. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Portfolio shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from

Class A, Class C or Class I shares of the Portfolio in additional shares of the same class of the Portfolio; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Code, in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Portfolio shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the applicable minimum initial investment amount for a Class of shares of the Portfolio as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

Distribution of Portfolio Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of the shares of the Portfolio. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of the Portfolio. The Fund has adopted a Shareholder Services Plan with respect to the Class A shares of the Portfolio and separate Distribution and Shareholder Services Plans with respect to the Class C shares of the Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plans, the Portfolio pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares. Such fees relate solely to the Class A and Class C shares and will reduce the net investment income and total return of the Class A and Class C shares, respectively. Because the fees

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of the Portfolio's shares. For more information, please see the Portfolio's SAI.

About Net Asset Value

The NAV per share of a Class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development which is likely to have changed the value of the security. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent the Portfolio invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Pricing of Portfolio Shares

You may buy or sell (redeem) shares of the Portfolio at the NAV next determined for the Class after receipt of your order in good order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time"). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Portfolio may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Portfolio's securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Portfolio does not price its shares. Therefore, to the extent, if any, that the Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Portfolio's SAI.

How To Purchase Portfolio Shares

You may purchase shares of the Portfolio on each day that the Portfolio is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary

You may open a new account and purchase shares of the Portfolio through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of the Portfolio. Investors purchasing or selling shares of the Portfolio through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of the Portfolio through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share Class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares of the Portfolio by completing and signing a New Account Application provided by Boston Financial Data Services, Inc.

Shareholder Information (Cont'd)

("BFDS"), the Fund's transfer agent, which you can obtain by calling BFDS at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares of the Portfolio purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of the Portfolio by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You must forward a completed New Account Application to BFDS in advance of the wire by following the instructions under "Initial Purchase by Mail."  You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional shares of the Portfolio for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a "letter of instruction" that includes your account name, account number, the Portfolio name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under "Initial Purchase by Mail." You may also purchase additional shares of the Portfolio by wire by following the instructions under "Initial Purchase by Wire."

Sales Charge Applicable to Purchases of Class A Shares

Class A shares are subject to a sales charge equal to a maximum of 5.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.80%
$1 million and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 1% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts ("Related Accounts"):

•  A single account (including an individual, a joint account, a trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An UGMA/UTMA account.

•  An individual retirement account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. See "—How to Redeem Portfolio Shares" below for more information about how the CDSC is assessed.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

sales charge if your account qualifies under one of the following categories:

•  Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•  Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Portfolio shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•  Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•  Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•  Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund's Directors.

•  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•  Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•  Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•  The reinvestment of dividends from Class A shares of the Portfolio in additional Class A shares of the same Portfolio.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Combined Purchase Privilege

You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Portfolio in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of any Class A shares of the Portfolio and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

Notification

You must notify your Financial Intermediary (or the Transfer Agent, if you purchase shares of the Portfolio directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Fund's transfer agent, BFDS, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of the Portfolio under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent, if you purchase shares of the Portfolio directly through the Fund) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Shareholder Information (Cont'd)

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Portfolio and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of the Portfolio under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Portfolio (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Portfolio or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, BFDS and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Class A and Class C Conversion Features

Class A shares held in certain fee-based advisory program ("Advisory Program") accounts may be converted to Class I shares if such Advisory Program had previously offered only Class A shares and now offers only Class I shares. In addition, a shareholder holding Class A or Class C shares through a brokerage account may also convert its Class A or Class C shares to Class I shares if such shareholder transfers its Class A or Class C shares to an account within an Advisory Program that offers only Class I shares. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month period or a one-year period, respectively.

General

Shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Portfolio shares, the shares will be purchased at the next share price calculated (plus any applicable sales charge) after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined once received in good order. Certain institutional investors and financial institutions have entered into agreements with the Fund or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the agreement. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

The Fund may suspend the offering of shares, or any Class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Portfolio.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Portfolio Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of the Portfolio by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

With respect to Class A and Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories below.

Redemptions by Letter

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Portfolio and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b)  Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling BFDS to opt out of such privileges. You may request a redemption of shares of the Portfolio by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of the Portfolio by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, BFDS or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach BFDS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by BFDS between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact BFDS at 1-800-548-7786.

Systematic Withdrawal Plan

If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Portfolio "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares

The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse

Shareholder Information (Cont'd)

are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares of the Portfolio by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Redemption Fees

Shares of the Portfolio redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through asset allocation programs, such as model programs, including redemptions or exchanges that are part of a periodic rebalancing, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, including funds of funds, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team, and (vi) through certain types of retirement plan account transactions, including: redemptions pursuant to systematic withdrawal programs, minimum required distributions, loans or hardship withdrawals, return of excess contribution amounts, redemptions related to payment of plan or custodian fees, forfeiture of assets, and redemptions related to death, disability, or qualified domestic relations order. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares of the Portfolio, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Asia Opportunity Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange shares of any Class of the Portfolio for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a "Morgan Stanley Multi-Class Fund"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. In addition, you may exchange shares of any Class of the Portfolio for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee). To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. If you purchased Portfolio shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund's transfer agent, BFDS, by mail to Morgan Stanley Institutional Fund, Inc., c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of the Portfolio that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of other Portfolios of the Fund; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; (iii) shares of a Morgan Stanley Money Market Fund or (iv) Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, any of which you acquired in an exchange from such Class A or Class C shares of the Portfolio, will also be counted; however, if you sell shares of (a) such other Portfolio of the Fund; (b) the Morgan Stanley Multi-Class Fund; (c) the Morgan Stanley Money Market Fund; or (d) the Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, before the expiration of the CDSC "holding period," you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of shares of the Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of the Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Portfolio is considered a sale of Portfolio shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the "Taxes" section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, diluting the value of the Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

Shareholder Information (Cont'd)

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the "Shareholder Information—How To Purchase Portfolio Shares," "Shareholder Information—Sales Charge Applicable to Purchases of Class A Shares," "Shareholder Information—General," "Shareholder Information—How To Redeem Portfolio Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, a Financial Intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary's customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

Taxes

The dividends and distributions you receive from the Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends paid by the Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts), if certain requirements are met by the Portfolio and the shareholders. "Qualified dividends" include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Dividends paid by the Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. The maximum individual rate applicable to long-term capital gains (including capital gain dividends received from the Portfolio) is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The Portfolio may be able to pass through to you a credit for foreign income taxes it pays. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of the Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Portfolio of investment income and short-term capital gains.

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information (Cont'd)

Shareholder Information

The Portfolio is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolio to enable the Portfolio to determine whether withholding is required.

The Portfolio (or its administrative agent) is required to report to the U.S. Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

The Portfolio may be required to withhold U.S. federal income tax (currently, at a rate of 28%) ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Portfolio with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Portfolio that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Growth Portfolio
Insight Portfolio
Opportunity Portfolio*
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asia Opportunity Portfolio*
Asian Equity Portfolio
Emerging Markets Leaders Portfolio*
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio*
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio

International Advantage Portolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio*

Fixed Income

Emerging Markets Fixed Income Opportunities Portfolio

Asset Allocation

Multi-Asset Portfolio

The Fund has suspended offering Class L shares of each Portfolio to all investors.

  *  Class A shares of the Small Company Growth Portfolio are currently closed to new investors. Class I shares and Class IS shares of the Small Company Growth Portfolio are closed to new investors, with certain exceptions. Class C shares of the Opportunity and Small Company Growth Portfolios are not being offered at this time. Class L shares of the Emerging Markets Leaders Portfolio are not being offered at this time. Class H shares of the International Real Estate Portfolio are currently closed to all investors. The Asia Opportunity and Emerging Markets Small Cap Portfolios do not offer Class L shares.

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

No financial information is provided for the Portfolio because it had not commenced operations as of the date of this Prospectus. Financial information will be provided in the first report to shareholders after commencement of operations.

Where to Find
Additional Information

In addition to this Prospectus, the Portfolio has a Statement of Additional Information, dated December 2, 2015 (as may be supplemented from time to time), which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Portfolio publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Portfolio's Annual Report to Shareholders, when available, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising of the Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call toll-free 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

ASOPPRO